As filed with the Securities and Exchange Commission on August 20, 1999

                                   ----------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 20, 1999


                        NORTHEAST DIGITAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                             11-2649088
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       425 Broad Hollow Road
    Suite 206, Melville, New York                                        11747
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 501-0466


                        ELECTRONICS COMMUNICATIONS CORP.
          (Former name or former address, if changed since last report)

Item #5

On August 4, 1999 Mal Gurian resigned as a director from Northeast Digital Networks, Inc. and it's wholly owned subsidiary Personal Communications Network, Inc.

On August 6, 1999, Personal Communications Network, Inc. , a wholly owned subsidiary of Northeast Digital Networks, Inc. filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in Federal District Court in the Eastern District of New York.

                        NORTHEAST DIGITAL NETWORKS, INC.

          (FORMERLY ELECTRONICS COMMUNICATIONS CORP.) AND SUBSIDIARIES




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: August 20, 1999

                         NORTHEAST DIGITAL NETWORKS, INC.
                         (formerly ELECTRONICS COMMUNICATIONS CORP.)



                         By: /s/ Joseph A. Rosio
                         -------------------------------------------------------
                         Joseph A. Rosio, Chairman of the Board of Directors